Commitments and Contingencies	12 Months Ended
Jun. 30, 2012
Commitments and Contingencies
7.	COMMITMENTS AND CONTINGENCIES

Capital Lease

In May 2009, we entered into a capital lease agreement in order to finance software and one year of related support. The lease terms commenced in May 2009 when the license was delivered, and terminates on July 01, 2011. We were obligated to repay the borrowings in eight quarterly installments of principal and interest of $43,817 beginning on July 1, 2009. At the end of the final installment period, we had the option of renewing, returning or purchasing the software at $28,000. The lease obligation and capitalization amount at inception was $305,000, and the interest rate was 3.06%. At the end of the lease term, we exercised our option to purchase the software for $28,000. As of June 30, 2011, property and equipment for the capital lease included $305,000 of software under capital lease. The accumulated amortization of assets under capital lease was $212,000 as of June 30, 2011. As a result of the exercise of the bargain purchase option, there were no assets under capital lease as of June 30, 2012.

Operating Lease

Our India and United States office leases that expired in fiscal year 2011 were renewed or extended. In addition, we were able to obtain new office spaces on acceptable and commercially reasonable terms. We lease our facilities under non-cancelable operating leases that expire on various dates through fiscal year 2017. Our lease agreements provide us with the option to renew. We recognize rent expense, which includes fixed escalation amounts in addition to minimum lease payment, on a straight-line basis over each lease term. Rent expense for facilities under operating leases was $1.1 million, $779,000 and $754,000 for the fiscal years ended June 30, 2012, 2011 and 2010, respectively. We generated no sublease rental income for the fiscal years 2012, 2011 and 2010, respectively.

A summary of future minimum operating lease payments is as follows (in thousands):

Fiscal Year June 30,	Operating Leases
2013	$1,274
2014	1,309
2015	868
2016	904
2017	563
Thereafter	—

Total minimum lease payments	$4,918

Hosting Services

We have agreements with third parties to provide co-location services for hosting operations that expire on various dates through fiscal year 2013. The agreement requires payment of a minimum amount per month in return for which the hosting services provider provides co-location services with certain guarantees of network availability. Rental expense for co-location centers was $633,000, $438,000 and $697,000 for the fiscal years ended June 30, 2012, 2011 and 2010, respectively.

A summary of future minimum hosting co-location payments is as follows (in thousands).

Fiscal Year June 30,	Co-location
2013	$456
2014	116
2015	—
2016	—
2017	—
Thereafter	—

Total minimum payments	$572

Employee benefit plans

Defined Contribution Plans

We sponsor an employee savings and retirement plan, the 401(k) Plan, as allowed under Section 401(k) of the Internal Revenue Code. The 401(k) Plan is available to all domestic employees who meet minimum age and service requirements, and provides employees with tax deferred salary deductions and alternative investment options. Employees may contribute up to 60% of their salary, subject to certain limitations. The Company, at the discretion of its board of directors, may make contributions to the 401(k) Plan. We have not contributed to the 401(k) Plan since its inception. We also have a defined contribution plan related to our foreign subsidiaries. Amounts expensed under these plans were $280,000, $267,000 and $239,000 for the fiscal years ended June 30, 2012, 2011 and 2010, respectively.

Gratuity Plan - India

In accordance with Gratuity Act of 1972, the company sponsors a defined benefit plan (the “Gratuity Plan”) for all of its Indian employees. The plan is required by local law which provides a lump sum payment to vested employees upon retirement or termination of employment in an amount based on each employee’s salary and duration of employment with the company. The Gratuity Plan benefit cost for the year is calculated on an actuarial basis. Current service costs and actuarial gains or losses, or prior service cost, for the plan were insignificant for the fiscal years 2012, 2011 and 2010.

Severance Pay – Italy

We accrue a severance provisions and pay related taxes to local governmental agencies consistent with local regulatory requirements. Total severance plan expenses were insignificant for the fiscal years 2012, 2011 and 2010.

Warranty

We generally warrant that the program portion of our software will perform substantially in accordance with certain specifications for a period up to one year from the date of delivery. Our liability for a breach of this warranty is either a return of the license fee or providing a fix, patch, work-around or replacement of the software. During the fiscal year 2010, we changed the warranty period from a 90 day period to a period of up to one year from the date of delivery in response to industry trends. The effect of this change in estimate was insignificant.

We also provide standard warranties against and indemnification for the potential infringement of third party intellectual property rights to our customers relating to the use of our products, as well as indemnification agreements with certain officers and employees under which we may be required to indemnify such persons for liabilities arising out of their duties to us. The terms of such obligations vary. Generally, the maximum obligation is the amount permitted by law.

Historically, costs related to these warranties have not been significant. However we cannot guarantee that a warranty reserve will not become necessary in the future.

Indemnification

We have also agreed to indemnify our directors and executive officers for costs associated with any fees, expenses, judgments, fines and settlement amounts incurred by any of these persons in any action or proceeding to which any of those persons is, or is threatened to be, made a party by reason of the person’s service as a director or officer, including any action by us, arising out of that person’s services as our director or officer or that person’s services provided to any other company or enterprise at our request.

Transfer pricing

We have received transfer pricing assessments from tax authorities with regard to transfer pricing issues for certain fiscal years, which we have appealed with the appropriate authority. We review the status of each significant matter and assess its potential financial exposure. We believe that such assessments are without merit and would not have a significant impact on our consolidated financial statements.